UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2004

GASCO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-26321	98-0204105
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

14 Inverness Drive East, Building H, Suite 236, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (303) 483-0044

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 15, 2004, Gasco Energy, Inc. issued a press release, which is incorporated herein by reference to Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

(a)	None

(b)	None

(c)

99.1	Press Release dated October 15, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GASCO ENERGY, INC.
October 15, 2004	By:	/s/ W. King Grant
W. King Grant
Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Press Release dated October 15, 2004.